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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Verastem, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 Verastem, Inc.
215 First Street, Suite 440
Cambridge, MA 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2013 Annual Meeting of Stockholders of Verastem, Inc. (the "Company" or Verastem) will be held on May 9, 2013, at 9:00 a.m. local time, at Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 for the following purposes:

        1.     To elect Richard Aldrich, S. Louise Phanstiel and Dr. Michael Kauffman as Class I directors, each for a three-year term;

        2.     To ratify the appointment of Ernst & Young, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013; and

        3.     To consider and act upon any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.

        Each outstanding share of the Company's common stock (NASDAQ: VSTM) entitles the holder of record at the close of business on April 18, 2013, to receive notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO VOTE YOUR SHARES BY INTERNET, TELEPHONE, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD INCLUDED IN THESE MATERIALS. IF YOU CHOOSE TO ATTEND THE ANNUAL MEETING, YOU MAY STILL VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY VOTED OR RETURNED YOUR PROXY BY ANY OF THE METHODS DESCRIBED IN OUR PROXY STATEMENT. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, PLEASE REFER TO THE MATERIALS PROVIDED BY YOUR BANK OR BROKER FOR VOTING INSTRUCTIONS.

        ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE MEETING.

By Order of the Board of Directors

Christoph Westphal, M.D., Ph.D. Chief Executive Officer April 25, 2013

 Verastem, Inc.
215 First Street, Suite 440
Cambridge, MA 02142

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 9, 2013 at 9:00 am EDT

GENERAL INFORMATION

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

        This proxy statement and accompanying proxy card or, for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be sent to stockholders beginning on April 25, 2013.

Who is soliciting my vote?

        The Board of Directors of the Company is soliciting your vote for the 2013 Annual Meeting of Stockholders.

When is the record date for the Annual Meeting?

        The Company's Board of Directors has fixed the record date for the Annual Meeting as of the close of business on April 18, 2013.

How many votes can be cast by all stockholders?

        A total of 21,289,319 shares of common stock of the Company were outstanding on April 18, 2013 and are entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.

How do I vote?

        If you are a stockholder of record and your shares are registered directly in your name, you may vote:

  •
  By Internet.  Access the website of the Company's tabulator, Computershare, at: www.investorvote.com, using the voter control number or QR code printed on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted, or your Internet vote cannot be completed and you will receive an error message.

  •
  By Telephone.  Call 1-800-652-VOTE (1-800-652-8683) toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the enclosed proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted, or your telephone vote cannot be completed.

  •
  By Mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope to Computershare. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted FOR the election as directors of the nominees named herein to the Company's Board of Directors, and FOR the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

  •
  In Person at the Meeting.  If you attend the meeting, be sure to bring a form of personal picture identification with you, and you may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at the meeting.

        If your shares of common stock are held in street name (held for your account by a broker or other nominee):

  •
  By Internet or By Telephone.  You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

  •
  By Mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

  •
  In Person at the Meeting.  If you attend the meeting, in addition to picture identification, you should both bring an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the meeting.

What are the Board's recommendations on how to vote my shares?

        The Board of Directors recommends a vote:

        Proposal 1: FOR election of each of the three Class I directors (page 3)

        Proposal 2: FOR ratification of selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 (page 17)

Who pays the cost for soliciting proxies?

        Verastem will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. Verastem may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services.

Can I change my vote?

        You may revoke your proxy at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility, or by attending the meeting and voting in person. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

How is a quorum reached?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers, bankers or other nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all issues, such brokers or nominees do not have discretionary voting power to vote such shares), if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

What vote is required to approve each item?

        Directors are elected by a plurality of votes cast. A vote to abstain or a broker non-vote will have no direct effect on the outcome. A majority of votes cast is necessary for ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 2). A vote to abstain will have no direct effect on the outcome.

        If there are insufficient votes to approve these proposals, your proxy may be voted by the persons named in the proxy card to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.

Could other matters be decided at the Annual Meeting?

        Verastem does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

        Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

What does it mean if I receive more than one proxy card or voting instruction form?

        It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Who should I call if I have any additional questions?

        If you hold your shares directly, please call Paul Brannelly, Secretary of the Company, at (617) 252-9327. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        In accordance with the Company's certificate of incorporation and by-laws, the Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Richard Aldrich, Michael Kauffman, M.D. and S. Louise Phanstiel are the Class I directors whose terms expire at the Company's 2013 Annual Meeting of stockholders and each of Mr. Aldrich, Dr. Kauffman and Ms. Phanstiel has been nominated for and has agreed to stand for re-election to the Board of Directors to serve as a Class I director of the Company until the 2016 annual meeting of stockholders and until his or her successor is duly elected.

        It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of the three nominees listed above as director nominees. Verastem has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of Verastem, principal occupation and other biographical material is shown below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
EACH OF THESE NOMINEES FOR CLASS I DIRECTOR
(PROPOSAL 1 ON YOUR PROXY CARD)

DIRECTOR BIOGRAPHIES

        Below sets forth information concerning our directors as of March 25, 2013. The biographical description of each director includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.

CLASS I DIRECTOR NOMINEES

        Richard Aldrich, age 58, is a Class I director who has served as a member of our board of directors since co-founding the Company in August 2010. Mr. Aldrich is a Founder and Partner of Longwood Fund, a venture capital investment fund which founds and invests in biotechnology companies since February 2010. Mr. Aldrich founded RA Capital Management LLC, a hedge fund, in 2004 and served as a Managing Member from 2004 to 2008 and as a Co-Founding Member from 2008 until 2011. Mr. Aldrich has co-founded and helped build several successful biotech companies including Sirtris Pharmaceuticals (NASDAQ: SIRT acquired by GlaxoSmithKline in 2008), Concert Pharmaceuticals, and Alnara Pharmaceuticals (acquired by Eli Lilly in 2010). Mr. Aldrich was a co-founding employee of Vertex Pharmaceuticals (NASDAQ: VRTX) where he held the position of Senior Vice President and Chief Business Officer and managed all commercial and operating functions from 1989 to 2001. Prior to joining Vertex, Mr. Aldrich held several management positions at Biogen Corporation (now Biogen Idec Inc., a publicly traded biotechnology company). Mr. Aldrich received his undergraduate degree from Boston College, and an MBA from the Amos Tuck School at Dartmouth College. The Board of Directors believes Mr. Aldrich's qualifications to sit on the Board include his broad-based experience in business, including his leadership experience at life science companies.

        Michael Kauffman M.D., age 49, is a Class I director who has served as a member of our board of directors since November 2012. Dr. Kauffman has been the President and Chief Executive Officer of Karyopharm Therapeutics Inc. since January 2011 and has been a Science Advisor to Bessemer Venture Partners since 2008. Dr. Kauffman was the Chief Medical Officer of Onyx Pharmaceuticals., a publicly traded biotechnology company, from January 2010 until December 2010. Dr. Kauffman was the Chief Medical Officer of Proteolix, Inc., a privately held pharmaceutical company, from April 2009 until November 2009, when it was acquired by Onyx. Dr. Kauffman was the President and Chief Executive Officer of EPIX Pharmaceuticals, Inc., a publicly traded biotechnology company that underwent liquidation proceedings in 2009, until July 2008. Dr. Kauffman joined Predix Pharmaceuticals, Inc., the predecessor to EPIX, in September 2002, as President and Chief Executive Officer. From 1997 to 2002, he held a number of senior medical and program leadership positions at Millennium Pharmaceuticals, Inc., then a publicly held biotechnology company, including Vice President, Medicine and VELCADE Program Leader as well as co-founder and Vice President of Medicine at Millennium Predictive Medicine, a wholly-owned subsidiary of Millennium. Dr. Kauffman also served as Medical Director at Biogen Corporation (now Biogen Idec Inc., a publicly traded biotechnology company). Dr. Kauffman has served on the Board of Directors of Zalicus, Inc., a publicly traded biotechnology company, since June 2006. In the past five years, Dr. Kauffman has also served on the board of directors of EPIX. Dr. Kauffman received an M.D. and Ph.D. in molecular biology and biochemistry from Johns Hopkins and holds a B.A. in biochemistry from Amherst College. Dr. Kauffman trained in

Internal Medicine at Beth Israel Deaconess and Massachusetts General Hospitals. He is board certified in internal medicine. The Board of Directors believes that Dr. Kauffman's qualifications to sit on the Board include the combination of his significant business and leadership experience at public life sciences companies and his medical and scientific background.

        S. Louise Phanstiel, age 54, is a Class I director who has served as a member of our board of directors since September 2012. Ms. Phanstiel held several important positions at WellPoint, Inc. from 1996 to 2007, including President, Specialty Products (2003 to 2007), Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman (2000 to 2003), and Senior Vice President, Chief Accounting Officer, Controller, and Chief Financial Officer for all WellPoint, Inc. subsidiaries, including Blue Cross of California (1996 to 2000). Previously, Ms. Phanstiel was a partner at the international services firm of Coopers & Lybrand where she served clients in life and property/casualty insurance, high technology, and higher education. Ms. Phanstiel has served on the Board of Directors of Myriad Genetics since September 2009, and formerly served on the Board of Directors of Inveresk Research Group, Inc. and Charles River Laboratories, Inc. Ms. Phanstiel received a B.A. degree in Accounting from Golden Gate University and is a Certified Public Accountant. The Board of Directors believes that Ms. Phanstiel's qualifications to sit on the Board include her significant financial and investment expertise, as well as management expertise, from managing and serving as a director of publicly-traded companies.

CURRENT DIRECTORS NOT STANDING FOR ELECTION AT THE ANNUAL MEETING

        John K. Clarke, age 59, is a Class II director who has served as a member of our board of directors since November 2010. Mr. Clarke co-founded Cardinal Partners, a venture capital firm, and has served as its Managing General Partner since 1997. Mr. Clarke co-founded Alnylam Pharmaceuticals, Inc. and has served on its board of directors since 2002. He also serves on the board of directors of Momenta Pharmaceuticals, Inc. Mr. Clarke also co-founded and has served as chief executive officer for a number of other companies, including Alkermes, Inc., Arris Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and the DNX Corporation. He earned his M.B.A. from the Wharton School of the University of Pennsylvania and his B.A. in Biology and Economics from Harvard College. The Board of Directors believes that Mr. Clarke's qualifications to sit on the Board include his financial expertise, years of experience providing advisory services to organizations in the life sciences industry and his service on the boards of directors of other life sciences companies.

        Alison Lawton, age 51, is a Class II director who has served as a member of our board of directors since November 2012. In January 2013 Ms. Lawton was appointed Chief Operating Officer of OvaScience, Inc., a public life sciences company. From 1991 to 2013, Ms. Lawton worked at various positions of increasing responsibility at Genzyme Corporation, or Genzyme, and subsequently at Sanofi-Aventis, following its 2011 acquisition of Genzyme, each a global biopharmaceutical company. Ms. Lawton served as head of Genzyme Biosurgery, where she was responsible for Genzyme's global orthopedics, surgical and cell therapy and regenerative medicine businesses. Prior to that, Ms. Lawton oversaw Global Market Access at Genzyme, which included Regulatory Affairs, Global Health Outcomes and Strategic Pricing, Global Public Policy, and Global Product Safety & Risk Management. Before joining Genzyme, Ms. Lawton worked for seven years in the United Kingdom at Parke-Davis, a pharmaceutical company. Ms. Lawton serves on the Board of Directors of Cubist Pharmaceuticals, a public biopharmaceutical company. The Board of Directors believes that Ms. Lawton's qualifications to sit on the Board include significant operational, international, regulatory and senior management experience within the pharmaceutical and biotechnology industries and her experience serving on a Board of Directors within the industry.

        Stephen A. Sherwin, M.D., age 64, is a Class II director who has served as a member of our board of directors since March 2013. Dr. Sherwin is Chairman of Ceregene, Inc., a company that he co-founded in 2001 which develops gene therapies for neurodegenerative diseases. Dr. Sherwin serves on the boards of directors of Biogen Idec, BioSante Pharmaceuticals, Neurocrine Biosciences and Rigel Pharmaceuticals, each of which is a biotechnology company. In addition, Dr. Sherwin has served on the board of the Biotechnology Industry Organization since 2002 and is currently its Chairman Emeritus. Until Cell Genesys merged with BioSante Pharmaceuticals in 2009, Dr. Sherwin served as its Chief Executive Officer since 1990, and also served as Chairman of its board of directors from 1994. He was also co-founder and Chairman of the board of directors of Abgenix, Inc, an antibody company that was acquired by Amgen, Inc. in 2006. From 1983 to 1990, Dr. Sherwin held various positions at Genentech. Dr. Sherwin holds a B.A. summa cum laude in Biology from Yale University and an M.D. from Harvard Medical School. He is board-certified in internal medicine and medical oncology and is currently a Clinical Professor of Medicine at University of California, San Francisco and an Attending Physician in the Hematology/Oncology Division at San Francisco General Hospital. He is a fellow of the American College of Physicians and a member of the American Society of Clinical Oncology. The Board of Directors believes that Dr. Sherwin's qualifications to sit on the Board include the insight he has gained from founding and leading pharmaceutical companies as well as his medical background.

        Henri Termeer, age 67, is a Class III director who has served as a member of our board of directors since June 2011 and as our Lead Director since March 2012. Mr. Termeer served as President and a member of the board of directors of Genzyme Corporation from 1983 until its acquisition by Sanofi-Aventis U.S., LLC in 2011, its Chief Executive Officer from 1985 to 2011 and the chairman of its board of directors from 1988 to 2011. He serves on the Council of Economic Advisors to Massachusetts Governor Deval Patrick and as co-chair of the Leadership Counsel of the Massachusetts Life Sciences Collaborative. Mr. Termeer is also chairman emeritus of the New England Healthcare Institute and a trustee for the Boston Museum of Science. Mr. Termeer serves on the board of directors of ABIOMED Inc., AVEO Pharmaceuticals, Inc., Massachusetts General Hospital, the Massachusetts Institute of Technology Corporation and Partners HealthCare, and, until December 31, 2011, served as chairman of the board of directors of the Federal Reserve Bank of Boston. Mr. Termeer also serves on the Board of Fellows of Harvard Medical School. He earned his M.B.A. from the Darden School at the University of Virginia. The Board of Directors believes that Mr. Termeer's qualifications to sit on the Board include his senior executive experience in developing and managing Genzyme Corporation over the course of many years, his service on the boards of directors various life sciences companies and his deep life sciences industry experience and knowledge.

        Christoph Westphal, M.D., Ph.D., age 45, is a Class III director who has served as a member of our board of directors since co-founding the Company in August 2010 and as the Chairman of our board of directors since March 2011. Dr. Westphal has served as our Chief Executive Officer since September 2011 and our President from September 2011 until January 2013. Dr. Westphal has been a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. Dr. Westphal served as the President of SR One, the corporate venture capital arm of GlaxoSmithKline, from 2010 until 2011. Dr. Westphal has previously been involved in founding a number of biotechnology companies. Dr. Westphal co-founded Sirtris Pharmaceuticals, Inc., which was acquired by GlaxoSmithKline plc in 2008, and served as its Chief Executive Officer from 2004 to 2010. He also co-founded Alnara Pharmaceuticals, Inc., Acceleron Pharma, Inc., serving as its Chief Executive Officer in 2003, Alnylam Pharmaceuticals, Inc., serving as its Chief Executive Officer in 2002, and Momenta Pharmaceuticals, Inc., serving as its Chief Executive Officer in 2001. Dr. Westphal serves on the Board of Fellows of Harvard Medical School and the Board of Overseers for the Boston Symphony Orchestra and is a member of the Research Advisory Council at the Massachusetts General Hospital. He earned his M.D. from Harvard Medical School, his Ph.D. in genetics from Harvard University and his B.A. from Columbia University. The Board of Directors believes that Dr. Westphal's qualifications to sit on the Board include experience as a senior executive, entrepreneur and venture capitalist and his service on the boards of directors of other life sciences companies.

BOARD OF DIRECTORS AND ITS COMMITTEES

        The following table describes which directors serve on each of the Board of Directors' committees.

Name	Governance and Nominating Committee		Compensation Committee		Audit Committee
Richard Aldrich					X
John Clarke					X
Alison Lawton	X
Michael Kauffman, M.D.			X	(1)
S. Louise Phanstiel	X				X	(1)
Stephen Sherwin, M.D.			X
Henri Termeer	X	(1)	X
Christoph Westphal, M.D., Ph.D.

(1)
Chair of the committee.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Director Independence

        As required by the listing standards of the Nasdaq Global Market, or Nasdaq, the Board of Directors has affirmatively determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each of our directors and nominees for director other than Christoph Westphal, M.D., Ph.D., who is our Chief Executive Officer, is independent. To make this determination, our Board of Directors reviews all relevant transactions or relationships between each director and Verastem, its senior management and its independent registered public accounting firm. During this review, the Board considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates. The Board consults with Verastem's outside corporate counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Board Meetings and Attendance

        The Board of Directors held five meetings during the year ended December 31, 2012. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2012 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee).

Board Committees

        The Board of Directors has a standing Audit, Compensation and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors, and is described more fully below. Each of the Audit, Compensation and Nominating and Corporate Governance Committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are all available on our website (www.verastem.com) under "Investors" at "Corporate Governance."

Audit Committee

        Ms. Phanstiel is the chair and Mr. Aldrich and Mr. Clarke are the other members of the Audit Committee. The Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Audit Committee is "independent" within the meaning of the rules and regulations of Nasdaq and the Securities and Exchange Commission, or the SEC. The Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that Ms. Phanstiel is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC.

        The primary responsibilities of the Audit Committee include: (a) appointing, approving the compensation of and assessing the independence of our registered public accounting firm, (b) overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm, (c) reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures, (d) monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics, (e) overseeing our risk assessment and risk management policies, (f) meeting independently with our registered public accounting firm and management, (g) reviewing and approving or ratifying any related person transactions, and (h) preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules. All audit and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

        During the year ended December 31, 2012, the Audit Committee met six times. The report of the Audit Committee is included in this Proxy Statement under "Report of the Audit Committee."

Compensation Committee

        Dr. Kauffman is the chair and Dr. Sherwin and Mr. Termeer are the other members of the Compensation Committee. The Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Compensation Committee is "independent" within the meaning of the rules and regulations of Nasdaq. In addition, each member qualifies as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and is a "non-employee director" within the meaning of the rules of the SEC.

        The primary responsibilities of the Compensation Committee include: (a) annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, (b) reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and our other executive officers, (c) overseeing an evaluation of our senior executives, (d) overseeing and administering our cash and equity incentive plans, and (e) reviewing and making recommendations to our board with respect to director compensation.

        During the year ended December 31, 2012, the Compensation Committee met six times.

Nominating and Corporate Governance Committee

        Mr. Termeer is the chair and Ms. Lawton and Ms. Phanstiel are the other members of the Nominating and Corporate Governance Committee. The Board of Directors has determined, upon the recommendation of the Nominating and Corporate Governance Committee, that each member of the Nominating and Corporate Governance Committee is "independent" within the meaning of the rules and regulations of Nasdaq.

        The primary responsibilities of the Nominating and Corporate Governance committee's responsibilities include: (a) identifying individuals qualified to become members of our board,

(b) recommending to our board the persons to be nominated for election as directors and to each of our board's committees, (c) reviewing and making recommendations to our board with respect to our board leadership structure, (d) reviewing and making recommendations to our board with respect to management succession planning, (e) developing and recommending to our board corporate governance principles, and (f) overseeing an annual self-evaluation by our board.

        The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Verastem and the composition of the Board of Directors. Additionally, neither the Nominating and Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees; however, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. Members of the Nominating and Corporate Governance Committee discuss and evaluate possible candidates in detail and suggest individuals to explore in more depth.

        The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. Candidates recommended by stockholders are given appropriate consideration in the same manner as other candidates.

        During the year ended December 31, 2012, the Nominating and Corporate Governance Committee met two times.

Non-Management Director Meetings

        In addition to the meetings of the committees of the Board of Directors described above, in connection with Board of Directors meetings, the non-management directors met four times in executive session during the year ended December 31, 2012. The Lead Director presided at these executive sessions.

Board of Directors Leadership Structure

        Dr. Westphal has served as the chairman of our Board of Directors since March 2011. Mr. Termeer, an independent member of our Board of Directors, has served as its Lead Director since March 2012. The independent members of the Board of Directors have periodically reviewed the Board's leadership structure and have determined that Verastem and our stockholders are well served with this structure.

        The chairman of the Board of Directors provides leadership to the Board of Directors and works with the Board of Directors to define its activities and the calendar for fulfillment of its responsibilities. The chairman of the Board of Directors approves the meeting agendas after input from the Board of Directors and management, facilitates communication among directors and presides at meetings of our Board of Directors and stockholders. The Lead Director presides over meetings of the independent directors.

        The Board of Directors provides oversight of Verastem's management and affairs. Mr. Termeer, as the Lead Director and chair of the Nominating and Corporate Governance Committee, oversees the maintenance and improvement of governance practices that require and support high levels of performance by members of the Board of Directors. Mr. Termeer's leadership encourages open discussion and deliberation, with a thoughtful evaluation of risk, to support the Board's decision-making. Mr. Termeer's leadership also encourages communication among the directors, and between management and the Board of Directors, to facilitate productive working relationships.

The Board of Directors' Role in Risk Oversight

        The Board of Directors plays an important role in risk oversight at Verastem through direct decision-making authority with respect to significant matters as well as through the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports by the Board of Directors and its committees on topics relating to the risks that Verastem faces, (2) the required approval by the Board of Directors (or a committee of the Board of Directors) of significant transactions and other decisions, (3) the direct oversight of specific areas of Verastem's business by the Audit, Compensation and Nominating and Corporate Governance Committees, and (4) regular periodic reports from the auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the our internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting Verastem to the attention of the Board of Directors.

        Pursuant to the Audit Committee's charter, the Audit Committee is responsible for reviewing and discussing with management and Verastem's independent registered public accounting firm, Verastem's system of internal control, its critical accounting practices, and policies relating to risk assessment and management. As part of this process, the Audit Committee discusses Verastem's major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

        Because of the role of the Board of Directors and the Audit Committee in risk oversight, the Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to Verastem's operations. The Board of Directors acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company's operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the Board of Directors or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

Non-Employee Director Compensation

        In 2011, our board of directors approved a non-employee director compensation policy, which became effective for all non-employee directors on January 27, 2012. Each non-employee director receives an annual base retainer of $30,000. In addition, our non-employee directors receive the following cash compensation for board services, as applicable:

  •
  the non-executive chairman of the board of directors receives an additional annual retainer of $40,000;

  •
  the non-executive lead director of the board of directors receives an additional annual retainer of $20,000;

  •
  each chairperson of our Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual retainer of $15,000, $10,000 and $7,500, respectively;

  •
  each member of our Audit, Compensation and Nominating and Corporate Governance Committees receives an additional retainer of $7,500, $5,000 and $3,750, respectively;

        All amounts shall be paid in quarterly installments.

        In addition, newly appointed non-employee directors will receive a one-time initial award of options to purchase 25,000 shares of our common stock, which will vest monthly over a one-year period subject to the director's continued service on the board of directors. Thereafter, each non-employee director will receive an annual award of options to purchase 12,500 shares of our common stock, which will vest monthly over a one-year period, subject to the director's continued service on the board of directors.

Director Compensation

        The following table summarizes the compensation paid to or earned by our non-employee directors during the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	Total
Richard Aldrich	$38,328	$83,156	$121,484
John Clarke	40,050	83,156	123,206
Alison Lawton	3,197	122,588	125,785
Michael Kauffman, M.D.	3,288	122,588	125,876
S. Louise Phanstiel	11,937	160,784	172,721
Stephen Sherwin, M.D.(3)	—	—	—
Henri Termeer	74,089	83,156	157,245

(1)
Amounts shown represent the aggregate full grant date fair value of stock option awards granted to the director and calculated in accordance with ASC 718, disregarding adjustments for forfeiture assumptions. For information regarding assumptions underlying the value of stock awards, see Note 6 to our financial statements and the discussion under Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation," of our Annual Report on Form 10-K.

(2)
The number of stock option awarded to each non-employee director during 2012 was: Mr. Aldrich 12,500, Mr. Clarke 12,500, Ms. Lawton 25,000, Dr. Kauffman 25,000, Ms. Phanstiel 25,000, Dr. Sherwin none, and Mr. Termeer 12,500.

(3)
Dr. Sherwin was appointed to the Board in March 2013. Upon his appointment to the Board in March 2013, Dr. Sherwin was awarded a stock option for 25,000 shares.

        The following table sets forth as of December 31, 2012, the aggregate number of exercisable and unexercisable option awards outstanding held by our current non-employee directors:

	Option Awards
Name	Exercisable	Unexercisable (#)
Richard Aldrich	9,377	3,123
John Clarke	9,377	3,123
Alison Lawton	2,084	22,916
Michael Kauffman, M.D., Ph.D.	2,084	22,916
S. Louise Phanstiel	6,252	18,748
Stephen Sherwin, M.D.	—	—
Henri Termeer	22,771	25,443

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms or written representations from certain reporting persons received by us with respect to 2012, except for Christoph Westphal, our chief executive officer, who filed a late Statement of Change in Beneficial Ownership on Form 4 on February 14, 2013 in connection with one transaction, we believe that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities have complied with all applicable filing requirements.

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed the Verastem audited financial statements for the year ended December 31, 2012 and has discussed these statements with management and Ernst & Young LLP, the Company's independent registered public accounting firm. Verastem management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Ernst & Young LLP is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls.

        The Audit Committee also received from, and discussed with, Ernst & Young LLP the written disclosures and other communications that the Company's independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T, which we refer to as SAS 61. SAS 61 (as codified in AU Section 380 of the Codification of Statements on Auditing Standards) requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

  •
  methods to account for significant unusual transactions;

  •
  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

  •
  the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and

  •
  disagreements with management regarding financial accounting and reporting matters and audit procedures.

        Ernst & Young LLP also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 of the PCAOB. PCAOB Rule 3526 requires independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Ernst & Young their independence from Verastem.

        Based on its discussions with management and our independent registered public accounting firm, and its review of the representations and information provided by management and our independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Verastem Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted by the
Audit Committee,

S. Louise Phanstiel, Chair
Richard Aldrich
John Clarke

 EXECUTIVE COMPENSATION

        Our named executive officers for the fiscal year ended December 31, 2012 were:

  •
  Christoph Westphal, M.D., Ph.D., our Chief Executive Officer;

  •
  Robert Forrester, our President and Chief Operating Officer; and

  •
  Daniel Paterson, our Vice President, Head of Corporate Development and Diagnostics.

Executive Compensation

        The following table presents summary information regarding the total compensation awarded to, earned by, or paid to our named executive officers for the years ended December 31, 2011 and 2012.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plans ($)(3)	All Other Compensation ($)(4)	Total
Christoph Westphal, M.D., Ph.D.	2012	—	4,019,607	3,000,006	—	—	7,019,613
Chief Executive Officer	2011	—	—	—	—	—	—
Robert Forrester	2012	364,446	1,571,427	—	190,000	14,090	2,139,963
President, Chief Operating Officer	2011	252,775	35,840	—	130,000	7,052	425,667
Daniel Paterson(5)	2012	244,615	1,257,146	—	116,000	10,267	1,628,028
Vice President, Head of Corporate Development and Diagnostics	2011	—	—	—	—	—	—

(1)
The amounts reflect the aggregate grant date fair value of restricted stock granted during the year computed in accordance with the provisions of ASC 718. For information regarding assumptions underlying the value of stock awards, see Note 6 to our financial statements and the discussion under Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation," of our Annual Report on Form 10-K.

(2)
The amounts reflect the aggregate grant date fair value of option awards granted during the year computed in accordance with the provisions of ASC 718. For information regarding assumptions underlying the value of stock awards, see Note 6 to our financial statements and the discussion under Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock-Based Compensation," of our Annual Report on Form 10-K.

(3)
The figures shown for non-equity incentive plan compensation represents amounts earned for the fiscal years ended December 31, 2011 and 2012 that were paid during 2011 and 2012, respectively.

(4)
The amounts shown represent the sum of Company 401(k) contributions and the dollar value of life insurance premiums we paid for the applicable named executive officer.

(5)
Mr. Paterson became an employee on March 1, 2012.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information regarding equity awards held by each of our named executive officers that were outstanding as of December 31, 2012.

						Stock Awards
	Option Awards
								Market Value of Shares or Units of Stock That Have Not Vested ($)(8)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
Christoph Westphal, M.D., Ph.D.						206,251	(1)	1,812,946
	9,377	3,123	(2)	$11.10	3/6/2022
	156,250	468,750	(3)	$9.68	9/18/2022
						149,959	(4)	1,318,140
						77,480	(5)	681,049
Robert Forrester						71,999	(6)	632,871
						142,857	(7)	1,255,713
Daniel Paterson						114,286	(7)	1,004,574

(1)
The restricted stock was purchased on August 10, 2010 in connection with the founding of the Company. The amount shown as having not vested as of December 31, 2012 vests in equal quarterly installments through August 2014.

(2)
The option was granted on March 6, 2012. The option vests monthly over 12 months.

(3)
The option was granted on September 18, 2012. The option vests as to 25% of shares on December 31, 2012 and, thereafter, 6.25% of the shares vest on each quarterly anniversary of the initial vesting date so long as Dr. Westphal remains an employee of or in another position with the Company.

(4)
The restricted stock unit was awarded on September 18, 2012. The RSU vests as to 25% of the shares on December 31, 2012 and thereafter, 6.25% of the shares vest on each quarterly anniversary of the initial vesting date.

(5)
The restricted stock unit was awarded on September 18, 2012. The RSU vests as to up to 25% per year based on performance criteria.

(6)
The restricted stock was awarded on April 8, 2011. The restricted stock award vested as to 25% of the shares on March 3, 2012 and, thereafter, 1/36th of the remaining shares vest on each monthly anniversary.

(7)
The restricted stock unit was granted effective on February 1, 2012. The amount shown as having not vested as of December 31, 2012 vests with respect to 25% of the shares on the first anniversary of the grant date and with respect to the remaining shares in approximately equal semi-annual installments through the fourth anniversary.

(8)
Represents the market value of the shares based on a closing price on December 31, 2012 of $8.79 per share.

Pension Benefits and Deferred Compensation

        We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to our

401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. The 401(k) plan provides for employer matching contributions equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of compensation plus (2) 50% of employee deferral contributions up to a deferral rate of an additional 2% of compensation.

OFFER LETTER AND EMPLOYMENT AGREEMENTS

        In September 2012, we entered into an offer letter agreement with Dr. Westphal. In connection with the commencement of their employment with us, we entered into employment agreements with each of Mr. Forrester and Mr. Patterson. We amended and restated the agreement with Mr. Forrester effective upon the closing of our IPO in February 2012. Each of these employment agreements provides that employment will continue for an indefinite period until either we or the employee provides written notice of termination in accordance with the terms of the agreement. In addition, each of these executive officers is bound by the terms of an employee non-solicitation, non-competition, confidential information and inventions assignment agreement that, among other things, prevents the executive from competing with us during the term of his employment and for a specified time thereafter.

        Pursuant to the terms of his offer letter agreement, Dr. Westphal received a stock option grant for 625,000 shares of the Company's common stock, which is subject to time-based vesting conditions. The Company also granted Dr. Westphal two restricted stock unit awards representing (i) the right to receive 206,612 shares of common stock, which vests upon meeting certain time-based vesting conditions and (ii) the right to receive 103,306 shares of common stock, which vests upon meeting certain performance-based vesting conditions. The stock option grant and restricted stock unit awards are in lieu of any cash compensation and will become immediately vested upon a change in control of the Company. To the extent that any compensation payment to Dr. Westphal pursuant to his offer letter agreement constitutes an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Internal Revenue Code, then Dr. Westphal will be entitled to an additional gross-up payment equal to the sum of the amount of tax owed by him in connection with such "excess parachute payment" and any interest or penalties thereon.

        Pursuant to the terms of the amended and restated employment agreements, Mr. Forrester and Mr. Paterson will receive base salaries of $370,000 and $300,000, respectively, and will be eligible for bonuses of 40% and 35%, respectively. Upon execution and effectiveness of a release of claims, Mr. Forrester and Mr. Paterson will be entitled to severance payments if we terminate his employment without cause, as defined in the employment agreement, or Mr. Forrester or Mr. Paterson terminates employment with us for good reason, as defined in the employment agreement.

        If Mr. Forrester's or Mr. Paterson's employment terminates under these circumstances, absent a change in control, as defined in the employment agreement, we will be obligated for a period of 12 months, in the case of Mr. Forrester and 9 months, in the case of Mr. Paterson, (1) to pay such employee his base salary, (2) to provide that any equity awards granted prior to or in connection with the closing of this offering will continue vesting and (3) to the extent allowed by applicable law and the applicable plan documents, continue to provide to such employee all company employee benefit plans and arrangements that he was receiving at the time of termination.

        If Mr. Forrester's or Mr. Paterson's employment terminates under these circumstances, in each case within 90 days prior to, or 18 months following, a change in control, we will be obligated (1) to pay such employee a lump sum amount equal to 12 months of his base salary, (2) accelerate in full the vesting of all outstanding equity awards and (3) to the extent allowed by applicable law and the applicable plan documents, continue to provide to such employee, for a period of 12 months, all company employee benefit plans and arrangements that he was receiving at the time of termination.

        To the extent that any severance or compensation payment to Mr. Forrester pursuant to his employment agreement constitutes an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Internal Revenue Code, then Mr. Forrester will be entitled to an additional gross-up payment equal to the sum of the amount of tax owed by him in connection with such "excess parachute payment" and any interest or penalties thereon.

 PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the Audit Committee's selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.

        The board of directors first approved Ernst & Young as our independent registered public accounting firm in 2010, and Ernst & Young has audited our consolidated financial statements at December 31, 2012, 2011 and 2010, for the year ended December 31, 2012, the year ended December 31, 2011, and the period from August 4, 2010 (date of our inception) to December 31, 2010. Representatives of Ernst & Young are expected to be present at the meeting. They will be given an opportunity to make a statement at the meeting if they desire to do so, and they will be available to respond to appropriate questions.

        The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be presented to the full audit committee at its next scheduled meeting.

Principal Accountant Fees and Services

        We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2012 and 2011 for each of the following categories of services are as follows:

Fee Category	2011	2012
Audit Fees	$520,601	$268,934
Tax Fees	$—	$—
All Other Fees	$—	$—

Total Fees	$520,601	$268,934

        Audit Fees.    Consist of fees billed for professional services rendered for the audit of our annual financial statements, the review of interim financial statements and services provided in connection with our registration statements on Form S-1.

        Audit-Related Fees.    Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

        Tax Fees.    Consist of fees billed for tax compliance, tax advice and tax planning and includes fees for tax return preparation.

        All Other Fees.    Consist of fees billed for products and services, other than those described above under Audit Fees, Audit-Related Fees and Tax Fees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(PROPOSAL 2 ON YOUR PROXY CARD)

 BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information as of March 25, 2013 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table above), and all directors and executive officers as a group.

        Shares of common stock subject to options, restricted stock units or other rights to purchase which are now exercisable or are exercisable within 60 days after March 25, 2013 are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of March 25, 2013, there were 21,282,247 shares of common stock outstanding.

Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% stockholders:
Longwood Fund, LP(4)	2,869,841	13.5%
800 Boylston Street, Suite 1555
Boston, MA 02199
CHP III, L.P.(2)	2,240,319	10.5%
230 Nassau Street
Princeton, NJ 08542
MPM Bioventures V, LP(5)	2,029,593	9.5%
c/o MPM Asset Management
200 Clarendon Street, 54th Floor
Boston, MA 02116
Entities affiliated with Bessemer Venture Partners(1)	1,995,237	9.4%
196 Broadway, 2nd Floor
Cambridge, MA 02139
Eastern Capital Limited(3)	1,142,857	5.4%
c/o Foreshore Corporate Services Ltd.
4th Floor, Queensgate House
113 South Church Street
George Town, Grand Cayman KY1-1104
Cayman Islands
Directors and Executive Officers
Christoph Westphal, M.D., Ph.D.(6)	3,766,653	17.5%
Robert Forrester	146,831	*
Daniel Paterson	15,144	*
Richard Aldrich(7)	3,425,197	16.1%
John K. Clarke(8)	2,252,819	10.6%
Alison Lawton(9)	10,420	*
Michael Kauffman, M.D., Ph.D.(9)	10,420	*
S. Louise Phanstiel(9)	16,672	*
Stephen Sherwin, M.D.(9)	4,168	*
Henri Termeer(9)	28,127	*
All executive officers and directors as a group (twelve persons)	6,847,965	31.7%

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Consists of (a) 279,333 shares of common stock held by Bessemer Venture Partners VII Institutional L.P. ("BVP Institutional"), (b) 638,476 shares of common stock held by Bessemer Venture Partners VII L.P. ("BVP VII"), and (c) 1,077,428 shares of common stock held by BVP VII Special Opportunity Fund L.P. ("BVP Special Opportunity" and together with BVP Institutional and BVP VII, "Bessemer Venture Partner Entities"). Deer VII & Co. L.P. ("Deer L.P.") is the general partner of the Bessemer Venture Partner Entities. Deer VII & Co. Ltd. is the general partner of Deer L.P. J. Edmund Colloton, Robin S. Chandra, David J. Cowan, Robert P. Goodman, Jeremy S. Levine and Robert M. Stavis are the directors of Deer VII & Co. Ltd. and share voting and dispositive power over the shares of stock held by the Bessemer Venture Partner Entities. Each of Mr. Colloton, Mr. Chandra, Mr. Cowan, Mr. Goodman, Mr. Levine and Mr. Stavis disclaims beneficial ownership of the shares identified in this footnote except as to his or her respective proportionate pecuniary interest in such shares.

(2)
Consists of 2,240,319 shares of common stock. John K. Clarke, Brandon H. Hull, Charles G. Hadley and John J. Park are the managing members of CHP III Management, LLC, the General Partner of CHP III, L.P., and exercise shared voting, investment, and dispositive rights with respect to the shares of stock held by CHP III, L.P. Each of Messrs. Clarke, Hull, Hadley and Park disclaims beneficial ownership of the shares identified in this footnote except as to his respective proportionate pecuniary interest in such shares.

(3)
Consists of 1,142,857 shares of common stock. Eastern Capital Limited is a direct wholly owned subsidiary of Portfolio Services Ltd., a Cayman Islands company. Kenneth Dart is the beneficial owner of all of the outstanding shares of Portfolio Services Ltd., which in turn owns all the outstanding shares of Eastern Capital Limited. Eastern Capital Limited and Mr. Dart have shared voting and dispositive power with respect to the shares held.

(4)
Consists of 2,869,841 shares of common stock. Longwood Fund GP, LLC (the "General Partner") is the general partner of Longwood Fund, LP and exercises voting and investment power with respect to securities owned directly by Longwood Fund, LP. Richard Aldrich, Michelle Dipp and Christoph Westphal are the managers of the General Partner and share voting and dispositive power with respect to the securities held by Longwood Fund, LP. The General Partner disclaims beneficial ownership of the securities owned directly by Longwood Fund, LP and this report shall not be deemed an admission that the General Partner is the beneficial owner of such securities, except to the extent of its pecuniary interest therein.

(5)
Consists of 2,029,593 shares of common stock. MPM Bioventures V GP, LLC ("MPM V GP") is the general partner of MPM Bioventures V, LP and MPM Bioventures V LLC ("MPM V LLC") is the managing member of MPM V GP. Luke Evnin, Todd Foley, Ansbert Gadicke, Vaughn Kalian, James Scopa, Steven St. Peter and John Vander Vort are the members of MPM V LLC and have shared power to vote, hold and dispose of the shares held by MPM Bioventures V, LP. Each disclaims beneficial ownership of the securities reported herein except to the extent of his respective pecuniary interest therein.

(6)
Consists of (a) 550,372 shares of common stock held by Dr. Westphal, (b) 12,914 restricted stock units, (c) 125,714 shares of common stock held by The Fountain Irrevocable Trust of 2010, (d) 207,812 shares of common stock issuable upon exercise of stock options within 60 days of March 25, 2013 and (e) 2,869,841 shares of common stock held by Longwood Fund, LP. The trustee of The Fountain Irrevocable Trust of 2010 is James Kittler and he exercises sole voting and investment power of the shares of record held by the trust. The ultimate general partner of Longwood Fund, LP is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, LP are vested in Richard Aldrich, Michelle Dipp and Dr. Westphal, the managers of Longwood Fund GP, LLC.

(7)
Consists of (a) 407,142 shares of common stock held by Mr. Aldrich, (b) 135,714 shares of common stock held by Richard H. Aldrich Irrevocable Trust of 2011, (c) 12,500 shares of common stock issuable upon exercise of stock options within 60 days of March 25, 2013 and (d) 2,869,841 shares of common stock held by Longwood Fund, LP. The trustee of the Richard H. Aldrich Irrevocable Trust of 2011 is Nicole Aldrich and she exercises sole voting and investment power over the shares of record held by the trust. The ultimate general partner of Longwood Fund, LP is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, LP. are vested in Mr. Aldrich, Michelle Dipp and Christoph Westphal, the managers of Longwood Fund GP, LLC.

(8)
Consists of 2,240,319 shares of common stock held by CHP III, L.P. and 12,500 shares of common stock issuable upon exercise of stock options within 60 days of March 25, 2013. John K. Clarke, Brandon H. Hull, Charles G. Hadley and John J. Park are the managing members of CHP III Management, LLC, the General Partner of CHP III, L.P., and exercise shared voting, investment, and dispositive rights with respect to the shares of stock held by CHP III, L.P. Each of Messrs. Clarke, Hull, Hadley and Park disclaims beneficial ownership of the shares identified in this footnote except as to his respective proportionate pecuniary interest in such shares.

(9)
Consists of shares of common stock issuable upon exercise of stock options within 60 days of March 25, 2013.

 POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which Verastem is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

Transactions with related persons

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

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  the related person's interest in the related person transaction;

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  the approximate dollar value of the amount involved in the related person transaction;

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  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

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  whether the transaction was undertaken in the ordinary course of our business;

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  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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  the purpose of, and the potential benefits to us of, the transaction; and

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  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in Verastem's best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

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  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

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  a transaction that is specifically contemplated by provisions of our charter or bylaws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

GENERAL MATTERS

Code of Business Conduct and Ethics and Corporate Governance Guidelines

        Verastem has adopted a Code of Business Conduct and Ethics for its directors, officers and employees, including its Chief Executive Officer and President and Chief Operating Officer. A copy of the Company's Code of Business Conduct and Ethics may be accessed free of charge by visiting the Company's website at www.verastem.com and going to the "Investors—Corporate Governance" section or by requesting a copy in writing from Paul Brannelly, Secretary, at our Cambridge, Massachusetts office. Verastem intends to post on its website any amendment to, or waiver under, a provision of the Code of Business Conduct and Ethics that applies to certain of its executive officers within four business days following the date of such amendment or waiver.

        A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting the website at www.verastem.com and going to the "Investors—Corporate Governance" section or by requesting a copy from Paul Brannelly, Secretary, at our Cambridge, Massachusetts office.

Availability of Certain Documents

        A copy of our 2012 Annual Report on Form 10-K has been posted on the Internet along with this Proxy Statement. We will mail without charge, upon written request, a copy of our 2012 Annual Report on Form 10-K excluding exhibits. Please send a written request to our Corporate Secretary at:

  Verastem, Inc.
  215 First Street, suite 440
  Cambridge, MA 02142
  Attention: Secretary

        Only one copy of this proxy statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the proxy statement was delivered. You may make a written or oral request by sending a written notification to our Secretary at the address above, providing your name, your shared address, and the address to which we should direct the additional copy of the proxy statement. Multiple stockholders sharing an address who have received one copy of the proxy statement and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the proxy statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices.

Stockholder Proposals and Nominations

        Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.    To be considered for inclusion in next year's proxy statement, stockholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on December 26, 2013.

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for stockholder nominations to the board of directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at Verastem, Inc., 215 First Street, Suite 440, Cambridge, MA 02142. To be timely for the 2014 annual meeting, the stockholder's notice must be delivered to or mailed and received by us not more than 120 days, and not less than 90 days, before the anniversary date of the preceding annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we provide notice or public disclosure of the date of the meeting. Assuming the date of our 2014 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2014 annual meeting must notify us no earlier than January 9, 2014 and no later than February 8, 2014. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2014 annual meeting.

Other Matters

        As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Directions to Annual Meeting

        Directions to the 2013 Annual Meeting of Stockholders, to be held at Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 are set forth below:

        From North of Boston:    From Route 93 take exit 26, Leverett Connector/Storrow Drive, and follow to the Copley Square exit on the left. Take a right onto Beacon Street and follow to Exeter Street. Take a left onto Exeter Street and follow 11 blocks. Take a right on Huntington Avenue. The Prudential Center Garage will be on the right.

        From West of Boston:    Follow the Mass Pike eastbound into Boston (the Mass Pike is accessible from Route 128/I-95). Get off at exit 22, Copley Square/Prudential Center. Follow signs for Prudential Center. This will take you directly to the Prudential Center Garage entrance, which will be on your right.

        From South of Boston:    From Route 93 take exit 18, Massachusetts Avenue. Follow sign to Massachusetts Avenue and turn right. Follow Massachusetts Avenue for about 2 miles to Huntington Avenue. Take a right on Huntington Avenue. Take a left on Belvidere Street. The Prudential Center garage entrance will be on your right before Sovereign Bank.

        From Logan Airport:    Access Boston via the Sumner Tunnel and exit onto Route 93 North. Take exit 26, Leverett Connector/Storrow Drive, and follow to the Copley Square exit on the left. Take a right onto Beacon Street and follow to Exeter Street. Take a left onto Exeter Street and follow 11 blocks. Take a right on Huntington Avenue. The Prudential Center Garage will be on the right.

        Parking:    The Prudential Tower is best accessed via the South Garage, which has two entrances on Huntington Avenue, one on Dalton Street and one on Belvedere Street. The Red and Yellow levels are both part of the South Garage. Attendant parking is available on both levels at no additional charge.

By Order of the Board of Directors

Christoph Westphal, M.D., Ph.D. Chief Executive Officer April 25, 2013

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01N8TE 3 1 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Richard Aldrich * * each to be elected as Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term 02 - Michael Kauffman, M.D. * 03 - S. Louise Phanstiel * 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 6 1 9 4 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 9, 2013. Vote by Internet • Go to www.envisionreports.com/VSTM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2013 Annual Meeting of Stockholders Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 Proxy Solicited by Board of Directors for Annual Meeting – Thursday, May 9, 2013 at 9 a.m. Eastern Time Robert Forrester and Christoph Westphal, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Verastem, Inc. to be held on Thursday, May 9, 2013 at 9 a.m. Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal 2 “Ratify the Selection of Independent Registered Public Accounting Firm”. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Verastem, Inc. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

QuickLinks

Verastem, Inc. 215 First Street, Suite 440 Cambridge, MA 02142
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Verastem, Inc. 215 First Street, Suite 440 Cambridge, MA 02142
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held On Thursday, May 9, 2013 at 9:00 am EDT
GENERAL INFORMATION
PROPOSAL NO. 1—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THESE NOMINEES FOR CLASS I DIRECTOR (PROPOSAL 1 ON YOUR PROXY CARD)
EXECUTIVE COMPENSATION
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. (PROPOSAL 2 ON YOUR PROXY CARD)
BENEFICIAL OWNERSHIP OF COMMON STOCK
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
GENERAL MATTERS